UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

E*TRADE Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Times Square, 32nd Floor, New York, New York 10036
(Address of principal executive offices and Zip Code)

(646) 521-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company                                                                                                                                                                                      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	Regulation FD Disclosure

On April 16, 2019, E*TRADE Financial Corporation (the “Company”) announced an update to its reporting of customer activity metrics to better align to its customer channels. Additionally, the Company has refined the presentation of trades to capture only commissionable trades to more closely align to commissions revenue. This has impacted the presentation of DARTs, derivative DARTs %, and average commission per trade. The Company also aligned the minimum threshold for gross new and end of period retail accounts at $25 and refined the definition for gross new retail accounts sourced from corporate services to include only those which maintain a minimum balance of $25 at the end of the reporting period or trade within the period. These updates did not have any impact on the Company’s financial statements.

The Company published a presentation detailing the changes and a summary setting forth certain historical customer activity metrics as they would have been presented after giving effect to the changes. Along with its earnings release for the first quarter of fiscal year 2019, the Company intends to publish a summary setting forth its customer activity metrics both before and after giving effect to the changes. The presentation and summary of historical customer activity metrics are available on the Company’s corporate website, about.etrade.com within the “ETFC Historical Quarterly Metrics” spreadsheet. A copy of the Company’s presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Investors should note that the Company announces material financial information in SEC filings, press releases and public conference calls. Based on guidance from the SEC, the Company may also use the Investor Relations section of its corporate website, about.etrade.com, to communicate with investors about the Company. It is possible that the financial and other information posted there could be deemed to be material information. The information on the Company’s corporate website is not part of this document.

The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Customer Activity Metrics Presentation, dated April 16, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2019

E*TRADE FINANCIAL CORPORATION

By:	/s/ Lori S. Sher
Lori S. Sher
Corporate Secretary